VESSELS, NET	12 Months Ended
Dec. 31, 2017
VESSELS, NET [Abstract]
VESSELS, NET
4.	VESSELS, NET

Vessels, net consist of the carrying value of the Company’s vessels, including drydocking, engine overhaul costs and capitalized interest from the period of the vessel being constructed.

All Figures in USD ‘000	2017	2016
Vessels	404,377	404,174
Drydocking	2,179	1,736
Engine Overhaul	3,737	3,221
Total	410,293	409,131
Less Accumulated Depreciation	59,658	42,186
Vessels, net	350,635	366,945

Impairment of vessels
For the year ended December 31, 2017, 2016 and 2015 the Company performed impairment tests of the vessels. Impairment tests performed did not result in the carrying value for any of the Company’s vessels exceeding future undiscounted cash flows.

The Company reviews for impairment of long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on a vessel by vessel basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and fair value (estimated undiscounted cash flows exceed the book value of each vessel).

In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels’ future performance, with the significant assumptions being related to spot rates, fleet utilization, operating expenses, capital expenditures, residual value and the estimated remaining useful life of each vessel. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations.

For the first and second year of our analysis we applied a 3-year weighted average, which is composed of the lower of the historical market rates and utilization, as provided by a third party, and the rates and utilization we have achieved for the same period. For year three of our analysis we have applied a one year ramp up where rates are based on 75% of the 15-year historical average rates provided by third party, while applying a utilization rate of 75%. For the rates and utilization thereafter we use the 15-year historical average as provided by a third party. There were no impairment charges recorded on vessels for the years ended December 31, 2017, 2016 and 2015.